Exhibit 24.1


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Clitheroe
                                                     ---------------------------
                                                     Lord Clitheroe

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Robert L. Crandall
                                                     ---------------------------
                                                     Robert L. Crandall

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Kenneth T. Derr
                                                     ---------------------------
                                                     Kenneth T. Derr

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Charles J. Dibona
                                                     ---------------------------
                                                     Charles J. DiBona

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 10th day of December, 2001.

                                                     /s/ Lawrence S. Eagleburger
                                                     ---------------------------
                                                     Lawrence S. Eagleburger

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/  W. R. Howell
                                                     ---------------------------
                                                     W. R. Howell

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Ray L. Hunt
                                                     ---------------------------
                                                     Ray L. Hunt

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 4th day of December, 2001.

                                                     /s/ Aylwin B. Lewis
                                                     ---------------------------
                                                     Aylwin B. Lewis

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 12th day of December, 2001.

                                                     /s/ J. Landis Martin
                                                     ---------------------------
                                                     J. Landis Martin

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/  Jay A. Precourt
                                                     ---------------------------
                                                     Jay A. Precourt

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ Debra L. Reed
                                                     ---------------------------
                                                     Debra L. Reed

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Registration Statement on Form S-8, or other appropriate form, under said Securities Act of 1933, as amended, with respect to Deferred Compensation Obligations and shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale under the Halliburton Company Directors' Deferred Compensation Plan, as amended and restated, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said Deferred Compensation Obligations shares of Common Stock, and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this the 5th day of December, 2001.

                                                     /s/ C. J. Silas
                                                     ---------------------------
                                                     C. J. Silas